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                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Robotic Vision Systems, Inc. on Form S-1 of our report dated January 18, 1999, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
-----------------------------
       Deloitte & Touche LLP

Boston, Massachusetts
September 3, 1999